EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of American Southwest Holdings, Inc. and Subsidiaries (the "Company") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission (the Report), I, Alan Doyle, President (Chief Executive Officer) and Treasurer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 24, 2003



/s/  Alan Doyle
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Alan Doyle
President (Chief Executive Officer) and
Treasurer (Principal Financial Officer)